Exhibit 13.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Earlyworks Co., Ltd. (the “Company”) on Form 20-F for the year ended April 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Satoshi Kobayashi, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2025

By:	/s/ Satoshi Kobayashi
	Name:	Satoshi Kobayashi
	Title:	Interim Chief Financial Officer (Principal Accounting and Financial Officer)